UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 18, 2016, Navistar Financial Securities Corporation, as the seller (“NFSC”), Navistar Financial Corporation, as the servicer (“NFC”), and Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser (“Credit Suisse”), Alpine Securitization Corp., as assignor conduit purchaser, Alpine Securitization Ltd., as assignee conduit purchaser, Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser (“Bank of America”), New York Life Insurance Company, as a managing agent and a committed purchaser, and New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser (collectively, the “Purchaser Parties”), entered into Amendment No. 8 to Note Purchase Agreement (the “NPA Amendment”), which is attached as Exhibit 10.1 and incorporated by reference herein. The NPA Amendment amends the Note Purchase Agreement, dated as of August 29, 2012, among NFSC, NFC and the Purchaser Parties (filed as Exhibit 10.2 to the registrant’s Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618), to, among other things, extend the Scheduled Purchase Expiration Date to November 18, 2017 and reduce the commitment of Credit Suisse to $125,000,000 and of Bank of America to $200,000,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following documents are filed herewith:

Exhibit No.	Description

10.1	Amendment No. 8 to the Note Purchase Agreement, dated as of November 18, 2016, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as assignor conduit purchaser, Alpine Securitization Ltd., as assignee conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.

99.1	Press release, dated November 22, 2016 “Navistar Financial Announces Variable Funding Note Renewal”

Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements only speak as of the date of this report and Navistar International Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions, including the adequacy of liquidity to support Navistar Financial Corporation’s wholesale portfolio. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2015 and our quarterly report on Form 10-Q for the period ended July 31, 2016. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: November 22, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 8 to the Note Purchase Agreement, dated as of November 18, 2016, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as assignor conduit purchaser, Alpine Securitization Ltd., as assignee conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.

99.1	Press release, dated November 22, 2016 “Navistar Financial Announces Variable Funding Note Renewal”